DORSEY & WHITNEY LLP

SUITE 1500

50 SOUTH SIXTH STREET

MINNEAPOLIS, MINNESOTA 55402

February 28, 2011

First American Investment Funds, Inc.

800 Nicollet Mall

Minneapolis, Minnesota 55402

Ladies and Gentlemen:

We have acted as counsel to First American Investment Funds, Inc., a Maryland corporation (the “Company”), in rendering the opinion hereinafter set forth with respect to the authorization of the classes and series of the Company’s common shares, par value $0.0001 per share, which are identified in Exhibit A to this opinion letter, which are also known by the names set forth opposite their respective class and series designations in Exhibit A. The shares of the Company identified in Exhibit A are referred to herein collectively as the “Shares.”

We understand that the Shares are being registered under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, pursuant to the Company’s Registration Statement on Form N-1A (File No. 33-16905) relating to such shares (the “Registration Statement”). In rendering the opinion hereinafter expressed, we have reviewed the corporate proceedings taken by the Company in connection with the authorization and issuance of the Shares, and we have reviewed such questions of law and examined copies of such corporate records of the Company, certificates of public officials and of responsible officers of the Company, and other documents as we have deemed necessary as a basis for such opinion. As to the various matters of fact material to such opinion, we have, when such facts were not independently established, relied to the extent we deemed proper on certificates of public officials and of responsible officers of the Company. In connection with such review and examination, we have assumed that all copies of documents provided to us conform to the originals and that all signatures are genuine.

In addition, in rendering the opinion hereinafter expressed, we have assumed, with the concurrence of the Company, that all of the Shares will be issued and sold upon the terms and in the manner set forth in the Registration Statement; that the Company will not issue Shares in excess of the numbers authorized in the Company’s articles of incorporation as in effect at the respective dates of issuance; and that the Company will maintain its corporate existence and good standing under the laws of the State of Maryland in effect at all times after the date of this opinion.

Based on the foregoing, it is our opinion that the Shares issued from and after the date hereof, when issued and delivered by the Company as described in the Registration Statement, will be legally issued and fully paid and non-assessable.

In rendering the foregoing opinion, we express no opinion as to the laws of any jurisdiction other than the State of Maryland. We hereby consent to the filing of this opinion letter as an exhibit to the Registration Statement.

Very truly yours,

/s/ Dorsey & Whitney LLP

JDA

Exhibit A to February 28, 2011 Dorsey & Whitney

Opinion Letter to First American Investment Funds, Inc.

Designation of Shares in Articles of Incorporation or Articles Supplementary	Name
Class D Common Shares	Nuveen Large Cap Value Fund, Class A
Class D, Series 2 Common Shares	Nuveen Large Cap Value Fund, Class I
Class D, Series 3 Common Shares	Nuveen Large Cap Value Fund, Class B
Class D, Series 4 Common Shares	Nuveen Large Cap Value Fund, Class C
Class D, Series 5 Common Shares	Nuveen Large Cap Value Fund, Class R3
Class E Common Shares	Nuveen Mid Cap Value Fund, Class A
Class E, Series 2 Common Shares	Nuveen Mid Cap Value Fund, Class I
Class E, Series 3 Common Shares	Nuveen Mid Cap Value Fund, Class B
Class E, Series 4 Common Shares	Nuveen Mid Cap Value Fund, Class C
Class E, Series 5 Common Shares	Nuveen Mid Cap Value Fund, Class R3
Class H Common Shares	Nuveen Equity Index Fund, Class A
Class H, Series 2 Common Shares	Nuveen Equity Index Fund, Class I
Class H, Series 3 Common Shares	Nuveen Equity Index Fund, Class B
Class H, Series 4 Common Shares	Nuveen Equity Index Fund, Class C
Class H, Series 5 Common Shares	Nuveen Equity Index Fund, Class R3
Class P Common Shares	Nuveen Mid Cap Select Fund, Class A
Class P, Series 2 Common Shares	Nuveen Mid Cap Select Fund, Class I
Class P, Series 3 Common Shares	Nuveen Mid Cap Select Fund, Class B
Class P, Series 4 Common Shares	Nuveen Mid Cap Select Fund, Class C
Class Q Common Shares	Nuveen International Fund, Class A
Class Q, Series 2 Common Shares	Nuveen International Fund, Class I
Class Q, Series 3 Common Shares	Nuveen International Fund, Class B
Class Q, Series 4 Common Shares	Nuveen International Fund, Class C
Class Q, Series 5 Common Shares	Nuveen International Fund, Class R3
Class T Common Shares	Nuveen Equity Income Fund, Class A
Class T, Series 2 Common Shares	Nuveen Equity Income Fund, Class B
Class T, Series 3 Common Shares	Nuveen Equity Income Fund, Class I
Class T, Series 4 Common Shares	Nuveen Equity Income Fund, Class C
Class T, Series 5 Common Shares	Nuveen Equity Income Fund, Class R3
Class V Common Shares	Nuveen Real Estate Securities Fund, Class A
Class V, Series 2 Common Shares	Nuveen Real Estate Securities Fund, Class B
Class V, Series 3 Common Shares	Nuveen Real Estate Securities Fund, Class I
Class V, Series 4 Common Shares	Nuveen Real Estate Securities Fund, Class C
Class V, Series 5 Common Shares	Nuveen Real Estate Securities Fund, Class R3
Class AA Common Shares	Nuveen Small Cap Value Fund, Class A
Class AA, Series 3 Common Shares	Nuveen Small Cap Value Fund, Class I
Class AA, Series 4 Common Shares	Nuveen Small Cap Value Fund, Class C

Designation of Shares in Articles of Incorporation or Articles Supplementary	Name
Class AA, Series 5 Common Shares	Nuveen Small Cap Value Fund, Class R3
Class QQ Common Shares	Nuveen Large Cap Growth Opportunities Fund, Class A
Class QQ, Series 2 Common Shares	Nuveen Large Cap Growth Opportunities Fund, Class B
Class QQ, Series 3 Common Shares	Nuveen Large Cap Growth Opportunities Fund, Class C
Class QQ, Series 4 Common Shares	Nuveen Large Cap Growth Opportunities Fund, Class I
Class QQ, Series 5 Common Shares	Nuveen Large Cap Growth Opportunities Fund, Class R3
Class SS Common Shares	Nuveen Mid Cap Growth Opportunities Fund, Class A
Class SS, Series 2 Common Shares	Nuveen Mid Cap Growth Opportunities Fund, Class B
Class SS, Series 3 Common Shares	Nuveen Mid Cap Growth Opportunities Fund, Class C
Class SS, Series 4 Common Shares	Nuveen Mid Cap Growth Opportunities Fund, Class I
Class SS, Series 5 Common Shares	Nuveen Mid Cap Growth Opportunities Fund, Class R3
Class TT Common Shares	Nuveen Small Cap Growth Opportunities Fund, Class A
Class TT, Series 2 Common Shares	Nuveen Small Cap Growth Opportunities Fund, Class B
Class TT, Series 3 Common Shares	Nuveen Small Cap Growth Opportunities Fund, Class C
Class TT, Series 4 Common Shares	Nuveen Small Cap Growth Opportunities Fund, Class I
Class TT, Series 5 Common Shares	Nuveen Small Cap Growth Opportunities Fund, Class R3
Class UU Common Shares	Nuveen Small Cap Select Fund, Class A
Class UU, Series 2 Common Shares	Nuveen Small Cap Select Fund, Class B
Class UU, Series 3 Common Shares	Nuveen Small Cap Select Fund, Class C
Class UU, Series 4 Common Shares	Nuveen Small Cap Select Fund, Class I
Class UU, Series 5 Common Shares	Nuveen Small Cap Select Fund, Class R3
Class WW Common Shares	Nuveen Mid Cap Index Fund, Class A
Class WW, Series 3 Common Shares	Nuveen Mid Cap Index Fund, Class C
Class WW, Series 4 Common Shares	Nuveen Mid Cap Index Fund, Class I
Class WW, Series 5 Common Shares	Nuveen Mid Cap Index Fund, Class R3
Class XX Common Shares	Nuveen Small Cap Index Fund, Class A
Class XX, Series 3 Common Shares	Nuveen Small Cap Index Fund, Class C

Designation of Shares in Articles of Incorporation or Articles Supplementary	Name
Class XX, Series 4 Common Shares	Nuveen Small Cap Index Fund, Class I
Class XX, Series 5 Common Shares	Nuveen Small Cap Index Fund, Class R3
Class EEE Common Shares	Nuveen Large Cap Select Fund, Class A
Class EEE, Series 3 Common Shares	Nuveen Large Cap Select Fund, Class C
Class EEE, Series 4 Common Shares	Nuveen Large Cap Select Fund, Class R3
Class EEE, Series 5 Common Shares	Nuveen Large Cap Select Fund, Class I
Class GGG Common Shares	Nuveen International Select Fund, Class A
Class GGG, Series 3 Common Shares	Nuveen International Select Fund, Class C
Class GGG, Series 4 Common Shares	Nuveen International Select Fund, Class R3
Class GGG, Series 5 Common Shares	Nuveen International Select Fund, Class I
Class HHH Common Shares	Nuveen Quantitative Large Cap Core Fund, Class A
Class HHH, Series 2 Common Shares	Nuveen Quantitative Large Cap Core Fund, Class C
Class HHH, Series 4 Common Shares	Nuveen Quantitative Large Cap Core Fund, Class I
Class KKK Common Shares	Nuveen Global Infrastructure Fund, Class A
Class KKK, Series 2 Common Shares	Nuveen Global Infrastructure Fund, Class I
Class KKK, Series 3 Common Shares	Nuveen Global Infrastructure Fund, Class C
Class KKK, Series 4 Common Shares	Nuveen Global Infrastructure Fund, Class R3
Class LLL Common Shares	Nuveen Tactical Market Opportunities Fund, Class I
Class LLL, Series 2 Common Shares	Nuveen Tactical Market Opportunities Fund, Class A
Class LLL, Series 3 Common Shares	Nuveen Tactical Market Opportunities Fund, Class C